EX-99.CERT

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald D. Cordes, President (Chief Executive Officer) of AssetMark Funds (the "Registrant"), hereby certify that:

  1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     September 4, 2003

By:       /s/ Ronald D. Cordes
          -------------------------------
Name:     Ronald D. Cordes
Title:    President (Chief Executive Officer)

                                                                      EX-99.CERT

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carrie E. Hansen, Treasurer (Chief Financial Officer) of AssetMark Funds (the "Registrant"), hereby certify that:

  3. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

  4. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:     September 4, 2003

By:       /s/ Carrie E. Hansen
          -------------------------------
Name:     Carrie E. Hansen
Title:    Treasurer (Chief Financial Officer)